UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 23, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                       20333 STATE HIGHWAY 249, SUITE 200
                              HOUTSON, TEXAS 77070
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on June 23, 2009, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp. ("Westrock"), to acquire up to 8,000 net acres in mineral oil and gas leases in certain property located in the State of Mississippi (the "Acquired Properties"). Westrock owns all rights, title and interest in all depths pursuant to certain oil and gas leases comprising the Acquired Properties. In accordance with the terms and provisions of the Option Agreement: (i) the Company shall pay to Westrock consideration based on per net mineral acre, which is due and payable upon completion of due diligence by the Company and execution of appropriate assignments; (ii) Westrock grants to the Company until August 31, 2009 to complete its due diligence; and (iii) the effective date of the convenyance of the Acquired Properties shall be approximately August 31, 2009.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    EX-99.1 - Mainland Resources Press Release dated June 23, 2009.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE: June 24, 2009


                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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